UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

FULLNET COMMUNICATIONS, INC.

 (Exact name of registrant as specified in its charter)

Oklahoma	000-27031	73-1473361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Robert S. Kerr Avenue, Suite 210 Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 236-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective August 23, 2013, FullNet Communications, Inc. (“FullNet”) engaged MaloneBailey, LLP as its new independent accountants, commencing with the audit for the fiscal year ended December 31, 2012, and thereby dismissed Hood & Associates CPAs, P.C.. The decision to change independent accountants was approved by the Board of Directors of FullNet.

The reports of Hood & Associates, CPAs, P.C. on FullNet’s financial statements for the past two years ended December 31, 2012 and subsequent interim periods contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle. The reports of Hood & Associates, CPAs, P.C. on FullNet’s financial statements for the past two years ended December 31, 2012 did however contain explanatory paragraphs describing an uncertainty about FullNet’s ability to continue as a going concern.

At no time did FullNet Communications have any disagreements with Hood & Associates, CPAs, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hood & Associates, CPAs, P.C., would have caused them to make reference thereto in their report on the financial statements for such year.

During the fiscal year ended December 31, 2012 and all subsequent interim periods and to August 23, 2013, the date of dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

FullNet delivered a copy of this Form 8-K report to Hood & Associates, CPAs, P.C. on August 23, 2013, and requested that Hood & Associates, CPAs, P.C. furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not Hood & Associates, CPAs, P.C. agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of Hood & Associates, CPAs, P.C. to FullNet Communications, Inc. dated August 26, 2013.

During the fiscal year ended December 31, 2012 and to August 23, 2013, FullNet has not consulted with MaloneBailey, LLP  on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on FullNet’s financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16	Letter from Hood & Associates, CPAs, P.C. to FullNet Communications, Inc. dated August 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULLNET COMMUNICATIONS, INC.

By: /s/ Timothy J. Kilkenny

 Timothy J. Kilkenny

 Chief Executive Officer

Dated: August 23, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16	Letter from Hood & Associates, CPAs, P.C. to FullNet Communications, Inc.dated August 26, 2013.

Exhibit 16

August 26, 2013

Fullnet Communications, Inc.

201 Robert S. Kerr Avenue, Suite 210

Oklahoma City, OK  73102

We have received a copy of, and are in agreement with, the statements being made by Fullnet Communications, Inc. in Item 4.01 of its Form 8-K dated August 23, 2013, captioned “Changes in Registrant’s Certifying Accountant”,

We hereby consent to the filling of this letter as an exhibit to the afore mentioned Form 8-K.

Sincerely,

/s/ Hood & Associates, CPAs, P.C.

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